                                                                     Exhibit 1.1

                             UNDERWRITING AGREEMENT


                                                 May 18, 2001

Citizens Communications Company
3 High Ridge Park
Stamford, Connecticut 06905

Dear Sirs and Mesdames:

      We (the "MANAGER" or the "UNDERWRITER") understand that Citizens Communications Company, a Delaware corporation (the "COMPANY"), proposes to issue and sell $700,000,000 aggregate initial offering price of 8.50% notes due 2006 (the "NOTES DUE 2006") and $1,050,000,000 aggregate initial offering price of 9.25% notes due 2011 (the "NOTES DUE 2011" and, collectively with the Notes Due 2006, the "DEBT SECURITIES"). The Debt Securities are also referred to herein as the "Offered Securities". The Debt Securities will be issued pursuant to the provisions of an Indenture dated as of May 23, 2001 (the "INDENTURE"), as supplemented by the First Supplemental Indenture, dated as of May 23, 2001, between the Company and The Chase Manhattan Bank, as Trustee (the "TRUSTEE").

      Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell to the several Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company the respective principal amounts of Debt Securities set forth below opposite their names at a purchase price of 98.452% of the principal amount of Notes Due 2006 and at a purchase price of 98.746% of the principal amount of Notes Due 2011.

      The Underwriters will pay for the Offered Securities upon delivery thereof at the offices of Simpson Thacher & Bartlett at 10:00 a.m. (New York City time) on May 23, 2001, or at such other time, not later than 5:00 p.m. (New York City time) on May 30, 2001, as shall be designated by the Manager. The time and date of such payment and delivery are hereinafter referred to as the Closing Date.

---------------------------------------------------------------------------
                                                        PRINCIPAL
                                                        AMOUNT OF
                                                        NOTES DUE
         NAME                                           2006
---------------------------------------------------------------------------
         Morgan Stanley & Co. Incorporated.............  $553,000,000
---------------------------------------------------------------------------
         Banc One Capital Markets, Inc.................    35,000,000
---------------------------------------------------------------------------

---------------------------------------------------------------------------
         Banc of America Securities LLC................    35,000,000
---------------------------------------------------------------------------
         J.P. Morgan Securities Inc....................    35,000,000
---------------------------------------------------------------------------
         First Union Securities, Inc...................    14,000,000
---------------------------------------------------------------------------
         Fleet Securities, Inc.........................    14,000,000
---------------------------------------------------------------------------
         TD Securities (USA), Inc.                         14,000,000
---------------------------------------------------------------------------
                           Total........................ $700,000,000
---------------------------------------------------------------------------


---------------------------------------------------------------------------
                                                        PRINCIPAL
                                                        AMOUNT OF
                                                        NOTES DUE
         NAME                                           2011
---------------------------------------------------------------------------
         Morgan Stanley & Co. Incorporated...........   $829,500,000
---------------------------------------------------------------------------
         Banc One Capital Markets, Inc...............     52,500,000
---------------------------------------------------------------------------
         Banc of America Securities LLC..............     52,500,000
---------------------------------------------------------------------------
         J.P. Morgan Securities Inc..................     52,500,000
---------------------------------------------------------------------------
         First Union Securities, Inc.................     21,000,000
---------------------------------------------------------------------------
         Fleet Securities, Inc.......................     21,000,000
---------------------------------------------------------------------------
         TD Securities (USA), Inc.                        21,000,000
---------------------------------------------------------------------------
                           Total..................... $1,050,000,000
---------------------------------------------------------------------------


      The Offered Securities shall have the terms set forth in the Prospectus dated May 9, 2001, and the Prospectus Supplement dated May 18, 2001, including the following:

Terms of Notes Due 2006


Maturity Date:                 May 15, 2006

Interest Rate:                 8.50% per annum accruing from May 23, 2001

Redemption Provisions:         At any time, in whole or in part, at a redemption
                               price equal to the greater of:

                               o   100% of the principal amount of the
                                   notes then outstanding; or

                               o   as determined by an Independent
                                   Investment Banker, the sum of the
                                   present values of the remaining
                                   scheduled payments of
                                   principal and interest on the notes to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 50 basis points, plus, in either of the above cases, accrued and unpaid interest to the date of redemption on the notes to be redeemed.

Interest Payment Dates:       May 15 and November 15 commencing November 15,
                              2001

Form and Denomination:        Global Debt Securities, issued in denominations
                              of $1,000 and multiples of $1,000.


Terms of Notes Due 2011

Maturity Date:                May 15, 2011

Interest Rate:                9.25% per annum accruing from May 23, 2001

Redemption Provisions:        At any time, in whole or in part, at a redemption
                              price equal to the greater of:

                                   o   100% of the principal amount of the
                                       notes then outstanding; or

                                   o   as determined by an Independent
                                       Investment Banker, the sum of the
                                       present values of the remaining
                                       scheduled payments of principal and
                                       interest on the notes to be redeemed
                                       (not including any portion of such
                                       payments of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 50 basis points, plus, in either of the above cases, accrued and unpaid interest to the date of redemption on the notes to be redeemed.

Interest Payment Dates:    May 15 and November 15 commencing November 15, 2001

Form and Denomination:     Global Debt Securities, issued in denominations
                           of $1,000 and multiples of $1,000.



      All provisions contained in the document entitled Citizens Communications Company -- Underwriting Agreement Standard Provisions (Debt Securities and Warrants to Purchase Debt Securities) dated May 18, 2001, a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Offered Security shall not be deemed to be a part of this Agreement, (iii) if the Offered Securities do not include Debt Warrants, then all references in such document to Debt Warrant Securities shall not be deemed to be a part of this Agreement and (iv) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

      Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.


                              Very truly yours,

                              MORGAN STANLEY & CO. INCORPORATED


                              Acting severally on behalf of themselves and the several Underwriters named herein

                              By: MORGAN STANLEY & CO.
                                  INCORPORATED



                              By: /s/  Michael Fusco
                                  ----------------------
                                  Name:    Michael Fusco
                                  Title:   Principal


Accepted:

CITIZENS COMMUNICATIONS COMPANY



By:   /s/ Donald B. Armour
      ---------------------------------------------
      Name:    Donald B. Armour
      Title:   Vice President Finance and Treasurer

                                                                      SCHEDULE I


                            DELAYED DELIVERY CONTRACT


                                                ________, 2001


Dear Sirs and Mesdames:

      The undersigned hereby agrees to purchase from Citizens Communications Company, a Delaware corporation (the "COMPANY"), and the Company agrees to sell to the undersigned the Company's securities described in Schedule A annexed hereto (the "SECURITIES"), offered by the Company's Prospectus dated May 9, 2001 and Prospectus Supplement dated May 18, 2001, receipt of copies of which are hereby acknowledged, at a purchase price stated in Schedule A and on the further terms and conditions set forth in this Agreement. The undersigned does not contemplate selling Securities prior to making payment therefor.

      The undersigned will purchase from the Company Securities in the principal amount and numbers on the delivery dates set forth in Schedule A. Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "DELIVERY DATE."

      Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds at the office of ______________________________, New York, N.Y., at 10:00 a.m. (New York City
time) on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

      The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the conditions that (1) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company shall have sold, and delivery shall have taken place to the underwriters (the "UNDERWRITERS") named in the Prospectus Supplement referred to above of, such part of the Securities as is to be sold to them. Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned as its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

      Failure to take delivery of and make payment for Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this agreement.

      This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

      If this Agreement is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding agreement, as of the date first above written, between the Company and the undersigned when such counterpart is so mailed or delivered.

      This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                                        Very truly yours,

                                        ---------------------------------------
                                           (Purchaser)

                                        By:
                                           ------------------------------------

                                           ------------------------------------
                                             (Title)

                                           ------------------------------------

                                           ------------------------------------
                                             (Address)

Accepted:

CITIZENS COMMUNICATIONS COMPANY



By:
      -------------------------------
      Name:
      Title:

                 PURCHASER -- PLEASE COMPLETE AT TIME OF SIGNING

      The name and telephone and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)


                                TELEPHONE NO.
              NAME          (INCLUDING AREA CODE)             DEPARTMENT
     -------------------    ---------------------           ----------------


     -------------------    ---------------------           ----------------

                                                                      SCHEDULE A


SECURITIES:








PRINCIPAL AMOUNTS OR NUMBERS TO BE PURCHASED:








PURCHASE PRICE:








DELIVERY:

                         CITIZENS COMMUNICATIONS COMPANY


                             UNDERWRITING AGREEMENT

                               STANDARD PROVISIONS
                          (DEBT SECURITIES AND WARRANTS
                          TO PURCHASE DEBT SECURITIES)


                                                     May 18, 2001


      From time to time, Citizens Communications Company, a Delaware corporation (the "COMPANY"), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "UNDERWRITING AGREEMENT"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein sometimes referred to as this Agreement. Terms defined in the Underwriting Agreement are used herein as therein defined.

      The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement, including a prospectus, relating to the Debt Securities and Debt Warrants and has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "PROSPECTUS SUPPLEMENT") specifically relating to the Offered Securities and the Debt Warrant Securities pursuant to Rule 424 under the Securities Act of 1933, as amended (the "SECURITIES ACT"). The term "REGISTRATION STATEMENT" means the registration statement, including the exhibits thereto, as amended to the date of this Agreement. The term "BASIC PROSPECTUS" means the prospectus included in the Registration Statement. The term "PROSPECTUS" means the Basic Prospectus together with the Prospectus Supplement. The term "PRELIMINARY PROSPECTUS" means a preliminary prospectus supplement specifically relating to the Offered Securities and the Debt Warrant Securities, together with the Basic Prospectus. As used herein, the terms "Basic Prospectus", "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "SUPPLEMENT", "AMENDMENT" and "AMEND" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

      The term "CONTRACT SECURITIES" means the Offered Securities to be purchased pursuant to the delayed delivery contracts substantially in the form of Schedule I hereto, with such changes therein as the Company may approve (the "DELAYED DELIVERY CONTRACTS"). The term "UNDERWRITERS' SECURITIES" means the Offered Securities other than Contract Securities.

      1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to and agrees with each of the Underwriters that:

            (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

            (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied when filed or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and none of such documents (other than the Financial Statements contained in the Current Reports on Form 8-K filed on May 7, 2001, February 13, 2001 and November 14, 2000 (exclusive of the pro forma financial information contained therein) (the "Excluded Information") as to which the Company makes no representation) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements in such documents, in light of the circumstances under which they were made, not misleading, (ii) the Registration Statement, when it became effective, did not contain, and the Registration Statement, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement (as of its effective date) and the Prospectus (as of the date of the then most recent supplement thereto) complied, and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and did not and, as amended or supplemented, if applicable, will not contain at the time of such amendment, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), of the Trustee.

            (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            (d) Each subsidiary of the Company set forth on Schedule 1 attached hereto (each, a "SIGNIFICANT SUBSIDIARY") has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each Significant Subsidiary, other than Electric Lightwave, Inc. ("ELI"), of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly, free and clear of all liens, encumbrances, equities or claims; all of the shares of capital stock of ELI that are issued to the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly, free and clear of all liens, encumbrances, equities or claims.

            (e) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally, general principles of equity and an implied covenant of good faith and fair dealing.

            (f) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally, general principles of equity and an implied covenant of good faith and fair dealing.

            (g) The Debt Warrant Agreement, if any, has been duly authorized, executed and delivered by the Company and is a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally, general principles of equity and an implied covenant of good faith and fair dealing.

            (h) The Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company and are valid and legally binding agreements of the Company, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally, general principles of equity and an implied covenant of good faith and fair dealing.

            (i) The Offered Securities and the Debt Warrant Securities, if any, have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for (i) by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of the Underwriters' Securities, or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of the Contract Securities, if any, and
      (ii) upon the exercise of Debt Warrants pursuant to the Debt Warrant Agreement, in the case of the Debt Warrant Securities, will be entitled to the benefits of the Indenture or the Debt Warrant Agreement, as the case may be, and will be valid and legally binding obligations of the Company, in each case enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally, general principles of equity and an implied covenant of good faith and fair dealing.

            (j) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the

      Indenture, the Offered Securities, the Debt Warrant Securities, the Delayed Delivery Contracts and the Debt Warrant Agreement, as applicable, (collectively, the "TRANSACTION DOCUMENTS") will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except where such violation, default, lien, charge, or encumbrance would not have a material adverse effect on the consolidated financial position, results of operations or business of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT"); (ii) contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (iii) result in the violation of any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Offered Securities, the Debt Warrant Securities, the Delayed Delivery Contracts or the Debt Warrant Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities and except where any such violation or failure to obtain a consent or other approval would not cause a Material Adverse Effect or prevent the consummation of the transaction contemplated hereby.

            (k) Each Transaction Document conforms in all material respects to the description thereof contained in the Prospectus.

            (l) Since the date as of which information is given in the Registration Statement and the Prospectus (exclusive of amendments or supplements after the date hereof) and as of the date of the Underwriting Agreement, except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management or operations of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, (ii) none of the Company or any of its subsidiaries has incurred any material liability or obligation, direct or contingent, other than in the ordinary course of business, (iii) none of the Company or any of its subsidiaries has entered into any material transaction other than in the ordinary course of business and (iv) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, paid or made by the Company or any of its subsidiaries on any class of its capital stock, or any redemption in respect thereof, except that capital stock may have changed due to the exercise of stock options in the ordinary course of business.


            (m) There are (i) no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described and which, if determined adversely to the Company or any of its subsidiaries, would have a Material Adverse Effect or (ii) any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

            (n) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and did not and, as supplemented will not contain at the time of such supplement, any untrue statement of a material fact or omit to state a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (o) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" or a company controlled by an investment company as such term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

            (p) The Company is not a "public utility holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended (the "PUBLIC UTILITY HOLDING COMPANY ACT"), and the rules and regulations of the Commission thereunder.

            (q) The Company and its subsidiaries (i) are, to the Company's best knowledge, in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and
      (iii) are, to the Company's best knowledge, in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not have a Material Adverse Effect.

            (r) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would have a Material Adverse Effect.

            (s) The Company has an authorized capitalization as set forth in the Prospectus under the heading "Capitalization" and all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.


            (t) KPMG LLP are independent certified public accountants with respect to the Company and its subsidiaries and, to the best of the Company's knowledge, Arthur Andersen LLP are independent certified public accountants with respect to Contel of Minnesota, Inc., Frontier Incumbent Local Exchange Carrier Businesses and Qwest Communications International Inc. and PricewaterhouseCoopers LLP are independent certified public accountants with respect to Frontier Incumbent Local Exchange Carrier Businesses each (i) as required by the Securities Act and the rules and regulations of the Commission thereunder and (ii) within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder. The historical and pro forma financial statements (including the related notes) contained or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable requirements under the Securities Act and the Exchange Act (except that certain supporting schedules are omitted); such financial statements (other than the Excluded Information as to which the Company makes no representation) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby and fairly present in all material respects the financial position of the entities purported to be covered thereby at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated; and the financial information contained or incorporated by reference in the Prospectus (other than the Excluded Information as to which the Company makes no representation) is derived from the accounting records of the Company and its subsidiaries and fairly present in all material respects the information purported to be shown thereby. The other historical and pro forma financial and statistical information and data included in the Prospectus (other than the Excluded Information as to which the Company makes no representation) are, in all material respects, fairly presented.


            (u) The Company and each of its subsidiaries possess all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses as described in the Prospectus, except where the failure to possess or make the same would not, singularly or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received notification of any revocation or modification of any such license, certificate, authorization or permit or has any reason to believe that any such license, certificate, authorization or permit will not be renewed in the ordinary course in each case where such revocation, modification or failure of renewal would have a Material Adverse Effect.


      2. DELAYED DELIVERY CONTRACTS. If the Prospectus provides for sales of Offered Securities pursuant to Delayed Delivery Contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus pursuant to Delayed Delivery Contracts. Delayed Delivery Contracts may be entered into only with institutional investors approved by the Company of the types set forth in the Prospectus. On the Closing Date, the Company will pay to the Manager as compensation for the accounts of the Underwriters the commission set forth in the

Underwriting Agreement in respect of the Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of any Delayed Delivery Contracts.

      If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the aggregate amount of Offered Securities to be purchased by the several Underwriters shall be reduced by the aggregate amount of Contract Securities; such reduction shall be applied to the commitment of each Underwriter pro rata in proportion to the amount of Offered Securities set forth opposite such Underwriter's name in the Underwriting Agreement, except to the extent that the Manager determines that such reduction shall be applied in other proportions and so advises the Company; PROVIDED, HOWEVER, that the total amount of Offered Securities to be purchased by all Underwriters shall be the aggregate amount set forth above, less the aggregate amount of Contract Securities.

      3. TERMS OF PUBLIC OFFERING. The Company is advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement has been entered into as in the Manager's judgment is advisable. The terms of the public offering of the Underwriters' Securities are set forth in the Prospectus.

      4. PAYMENT AND DELIVERY. Except as otherwise provided in this Section 4, payment for the Underwriters' Securities shall be made to the Company in Federal or other funds immediately available at the time and place set forth in the Underwriting Agreement, upon delivery to the Manager for the respective accounts of the several Underwriters of the Underwriters' Securities registered in such names and in such denominations as the Manager shall request in writing not less than two full business days prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Underwriters' Securities to the Underwriters duly paid.

      Delivery on the Closing Date of any Underwriters' Securities that are (i) Debt Securities in bearer form shall be effected by delivery of a single temporary global Debt Security without coupons (the "GLOBAL DEBT SECURITY") evidencing the Offered Securities that are Debt Securities in bearer form and
(ii) Debt Warrants in bearer form shall be effected only by delivery of a single permanent global Debt Warrant (the "GLOBAL DEBT WARRANT") evidencing the Offered Securities that are Debt Warrants in bearer form, in each case to Clearstream Banking, SOCIETE ANONYME ("CLEARSTREAM"), or Euroclear Bank S.A./N.V. ("EUROCLEAR") for credit to the respective accounts at Euroclear or Clearstream of each Underwriter or to such other accounts as such Underwriter may direct. Any Global Debt Security or Global Debt Warrant shall be delivered to the Manager or to the applicable depositary not later than the Closing Date, against payment of funds to the Company in the net amount due to the Company for such Global Debt Security or Global Debt Warrant, as the case may be, by the method and in the form set forth in the Underwriting Agreement. The Company shall cause definitive Debt Securities in bearer form to be prepared and delivered in exchange for such Global

Debt Security in such manner and at such time as may be provided in or pursuant to the Indenture; PROVIDED, HOWEVER, that the Global Debt Security shall be exchangeable for definitive Debt Securities in bearer form only on or after the date specified for such purpose in the Prospectus. Debt Warrants in bearer form shall be evidenced only by a Global Debt Warrant until their expiration.

      5. CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters are subject to the following conditions:

            (a) Subsequent to the execution and delivery of the Underwriting Agreement and prior to the Closing Date:

                  (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                  (ii) there shall not have occurred any change in the
            condition, financial or otherwise, or in the earnings, business affairs, management or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in the judgment of the Manager, is material and adverse and that makes it, in the judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

            (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that as of the Closing Date, the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date in all material respects and that the Company has complied with all of the agreements and satisfied in all material respects all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

            The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

            (c) The Underwriters shall have received on the Closing Date an opinion of Winston & Strawn, outside counsel for the Company, dated the Closing Date, to the effect that:

                  (i) the Company has been duly incorporated, is validly
            existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singularly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                  (ii) the Company has an authorized capitalization as set forth in the Prospectus;

                  (iii) each Significant Subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in its jurisdiction of incorporation except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                  (iv) the Company has full right, power and authority to
            execute and deliver each of the Transaction Documents and to perform its obligations thereunder, and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby by the Company have been duly and validly taken;


                  (v) this Agreement has been duly authorized, executed and
            delivered by the Company;

                  (vi) the Indenture has been duly qualified under the Trust
            Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms;

                  (vii) the Debt Warrant Agreement has been duly authorized, executed and delivered by the Company and is a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms;

                  (viii) the Delayed Delivery Contracts have been duly
            authorized, executed and delivered by the Company and are valid and legally binding agreements of the Company, enforceable against the Company in accordance with their respective terms;

                  (ix) the Offered Securities and the Debt Warrant Securities
            have been duly authorized and issued by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for (A) by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of Underwriters' Securities, or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of the Contract Securities and (B) upon the exercise of Debt Warrants pursuant to the Debt Warrant Agreement, in the case of the Debt Warrant Securities, will be entitled to the benefits of the Indenture or the Debt Warrant Agreement, as the case may be, and will be valid and legally binding obligations of the Company, in each case enforceable against the Company in accordance with their respective terms;

                           (x) the execution and delivery by the Company of, and
                  the performance by the Company of its obligations under, this Agreement, the Indenture, the Offered Securities, the Debt Warrant Securities, the Delayed Delivery Contracts and the Debt Warrant Agreement will not contravene any provision of Applicable Law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is set forth as an Exhibit to the Company's then current Annual Report on Form 10-K and any subsequently filed Current Reports on Form 8-K or Quarterly Reports on Form 10-Q or, to the best of such counsel's knowledge, any judgment, order or decree of any Governmental Authority having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any Governmental Authority is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Offered Securities, the Debt Warrant Securities, the Delayed Delivery Contract or the Debt Warrant Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities and except where any such contravention (other than with respect to the certificate of incorporation or by-laws of the Company) or failure to obtain such consent or other approval would not cause a Material Adverse Effect;

                        (xi) the descriptions in the Prospectus of statutes,
                  legal and governmental proceedings and contracts and other documents are accurate in all material respects; the statements (A) in the Prospectus under the captions "Description of Debt Securities," "Description of Debt Warrants," and "Plan of Distribution" (B) in the Registration Statement under Item 15, (C) in "Item 3 - Legal Proceedings" of the Company's most recent annual report on Form 10-K incorporated by reference in the Prospectus and (D) in "Item 1
                  - Legal Proceedings" of Part II of the Company's quarterly reports on Form 10-Q, if any, filed since such annual report, in each case insofar as such statements constitute summaries of the legal matters, documents, conclusions or proceedings referred to therein in each case in all material respects, fairly present the information called for with respect to such legal matters, documents, conclusions and proceedings and fairly summarize the matters referred to therein; and after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required;

                        (xii) the Company is not and, after giving effect to the
                  offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an

                  "investment company" within the meaning of the Investment Company Act of 1940, as amended and the rules and regulations of the Commission thereunder, without taking into account of any exemption under the Investment Company Act arising out of the number of holders of the Company's securities;

                        (xiii) the Company is not a "public utility holding
                  company" within the meaning of the Public Utility Holding Company Act and the rules and regulations of the Commission thereunder; and

                         (xiv) such counsel (A) is of the opinion that each
                  document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (B) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) the Registration Statement, when it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) is of the opinion that the Registration Statement, as of its effective date, and Prospectus, as of the date of the then most recent supplement thereto, (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (D) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Prospectus, as of the date such opinion is delivered and as supplemented or amended to such date, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      For purposes of the foregoing opinion, Winston & Strawn may state that (a) "Applicable Law" means only the laws of the United States, the State of New York and the General Corporation Law of the State of Delaware which, in such counsel's experience, are normally applicable to transactions of the type contemplated by this Underwriting Agreement, but without such counsel having made any special investigation as to the applicability of any specific law, rule or regulation except as specified, and (b) "Governmental Authority" means any New York or federal executive, legislative, judicial administrative or regulatory body.

      The foregoing opinions may be subject to the following assumptions, qualifications and limitations:

      (A) The opinions referred to in paragraphs 5(c)(vi) through 5(c)(ix) above are qualified to the extent that enforceability may be limited by or subject to:
(i) the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, arrangement, moratorium or other similar proceedings, laws or court decisions now or hereafter in effect relating to creditors' rights generally; (ii) the availability of the remedies of specific performance or injunctive relief; (iii) the effect of general principles of equity (whether or not such enforceability is considered in a proceeding in equity or at law) including, without limitation, an implied covenant of good faith, fair dealing and conscionability, and (iv) the possibility that rights as to indemnification and contribution may be limited by applicable law.

      (B) Such counsel need not express any opinion as to the severability of any provision of the Transaction Documents.

      With respect to Section 5(c)(xiv) above, Winston & Strawn may state that their opinion and beliefs are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

      (d) The Company shall have furnished an opinion of L. Russell Mitten, Vice President and General Counsel of the Company, with respect to FERC and all applicable state utility regulators' orders and/or authorizations necessary to enable the Company to issue the Debt Securities, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters.

      The opinions described in Sections 5(c) and 5(d) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.


      (e) The Underwriters shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett, special counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 5(c)(v), 5(c)(vi), 5(c)(vii), 5(c)(viii), 5(c)(ix) and 5(c)(xi) (but only as to the statements in the Prospectus under "Description of Securities" and "Description of Debt Warrants" and "Plan of Distribution") and clauses 5(c)(xiv)(B), 5(c)(xiv)(C) and 5(c)(xiv)(D) above.

      With respect to clauses 5(c)(xiv)(B), 5(c)(xiv)(C) and 5(c)(xiv)(D) above, Simpson Thacher & Bartlett may state that their opinion and beliefs are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but are without independent check or verification, except as specified.

      (f) The Underwriters shall have received on the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to the Underwriters, from the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

      6. COVENANTS OF THE COMPANY. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

            (a) to advise the Underwriters promptly and, if requested, confirm such advice in writing, of the happening of any event which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; to advise the Underwriters promptly of any order preventing or suspending the use of the Prospectus, of any suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use its best efforts to prevent the issuance of any such order preventing or suspending the use of the Registration Statement or the Prospectus or suspending any such qualification and, if any such suspension is issued, to obtain the lifting thereof at the earliest possible time;


            (b) To furnish the Manager, without charge, one conformed copy of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish the Manager in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Manager may reasonably request.

            (c) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Offered Securities, to furnish to the Manager a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Manager reasonably objects.

            (d) If, during such period after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Manager will furnish to the Company) to which Offered Securities may have been sold by the Manager on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

            (e) To endeavor to qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Manager shall reasonably request.

            (f) To make generally available to the Company's security holders and to the Manager as soon as practicable an earning statement covering a twelve-month period beginning on the first day of the first full fiscal quarter after the date of this Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

            (g) to assist the Underwriters in arranging for the Securities to be eligible for clearance and settlement through The Depository Trust Company ("DTC").

            (h) During the period beginning on the date of the Underwriting Agreement and continuing to and including the Closing Date, not to, and to cause its affiliates not to, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to the Offered Securities (other than (i) the Offered Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Manager.

            (i) to apply the net proceeds from the sale of the Securities as set forth in the Prospectus under the heading "Use of Proceeds".

            (j) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Offered Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Offered Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Offered Securities under state law and all expenses in connection with the qualification of the Offered Securities for offer and sale under state law as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) the fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel, (v) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Offered Securities by the National Association of Securities Dealers, Inc., (vi) any fees charged by the rating agencies for any rating of the Offered Securities,
      (vii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Offered Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (viii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 7 entitled "Indemnity and Contribution" and the last paragraph of Section 9 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, and any advertising expenses connected with any offers they may make.

      7. INDEMNITY AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein.

      (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

      (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either Section 7(a) or 7(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to Section 7(a) above, and by the Company, in the case of parties indemnified pursuant to
Section 7(b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

      (d) To the extent the indemnification provided for in Section 7(a) or 7(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters



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

on the other hand in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate Public Offering Price of the Offered Securities. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amounts of Offered Securities they have purchased hereunder, and not joint.

      (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

      (f) The indemnity and contribution provisions contained in this Section 7 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or the Company, its officers or directors or any person controlling the Company and
(iii) acceptance of and payment for any of the Offered Securities.

      8. TERMINATION. This Agreement shall be subject to termination by notice given by the Manager to the Company, if (a) after the execution and delivery of the Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Manager, is material and adverse and (b) in the case of any of the events specified in clauses 8(a)(i) through 8(a)(iv), such event, singly or together with any other such event, makes it, in the judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

      9. DEFAULTING UNDERWRITERS. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Underwriters' Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate amount of Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Underwriters' Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of Underwriters' Securities set forth opposite their respective names in the Underwriting Agreement bears to the aggregate amount of Underwriters' Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the amount of Underwriters' Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such amount of Underwriters' Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Underwriters' Securities and the aggregate amount of Underwriters' Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Underwriters' Securities to be purchased on such date, and arrangements satisfactory to the Manager and the Company for the purchase of such Underwriters' Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Manager or the

Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

      If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

      10. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      11. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

      12. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.


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